MBP DRAFT - 11/12/96


                                                                     EXHIBIT __

                        FORM OF INTERCREDITOR AGREEMENT


         INTERCREDITOR AGREEMENT (this "Intercreditor Agreement"), dated as of December __, 1996, between Burger King Corporation ("BKC"), AmeriKing, Inc., (the "Company") and its wholly owned subsidiaries, National Restaurant Enterprises, Inc., AmeriKing Virginia Corporation I, AmeriKing Colorado Corporation I, AmeriKing Illinois Corporation I, AmeriKing Tennessee Corporation I and AmeriKing Cincinnati Corporation I, Lawrence E. Jaro, William Osborn and Gary Hubert (each an "Obligor" and collectively, the "Obligors") and Fleet National Bank, as trustee under the indenture referred to below (the "Trustee").

                              W I T N E S S E T H

         WHEREAS, BKC has issued certain franchise agreements for Burger King restaurants (the "Franchise Agreements" and the "Restaurants," respectively) to certain Obligors;

         WHEREAS, BKC has leased the premises on which the Restaurants are located to certain Obligors pursuant to several Lease/Sublease Agreements (the "Leases");

         WHEREAS, BKC has required the execution and delivery of this Agreement by the Obligors and Trustee;

         WHEREAS, the Company is executing and delivering to the Trustee an indenture (the "Indenture"), dated as of the date hereof, providing for the issuance of an aggregate principal amount of $100,000,000 of ______% Senior Notes due 2006 (the "Senior Notes");

         WHEREAS, pursuant to Section 1.05 of the Indenture, the Trustee is authorized to execute and deliver this Intercreditor Agreement.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Obligors, BKC and the Trustee mutually covenant and agree as follows:

         1. Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.





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         2. No Recourse Against Others. No officer, employee, director or stockholder of the Obligor shall have any liability for any Obligations of the Company or any Obligor under the Senior Notes, the Indenture or this Intercreditor Agreement or for any claim based on, in respect of, or by reason of, such Obligations or their creation of any such Obligation. Each Holder by accepting a Senior Note waives and releases all such liability, and such waiver and release is part of the consideration for the issuance of the Senior Notes.

         3. BKC Senior Indebtedness. The term "BKC Senior Indebtedness" shall mean all indebtedness, liabilities and other obligations of the Obligors to BKC payable under the Franchise Agreements, the Leases or any other indebtedness of the Obligors to BKC, whenever and however arising, whether primary or secondary, absolute or contingent, and including charges and costs of collection (including reasonable counsel fees); provided, in the case of indebtedness, that such indebtedness was permitted by the Indenture at the time of incurrence.

         4. Petition Date. The term "Petition Date" shall mean the date on which any Obligor files a case under the Bankruptcy Law.

         5. Subordination. Notwithstanding anything to the contrary contained in the Senior Notes or the Indenture or any other agreement between the Obligors and the holders of the Senior Notes or the Trustee to the contrary, including without limitation any guarantees of such Obligors with respect to the Senior Notes, payment of or on account of any obligation of the Obligors with respect to the Senior Notes shall, on the terms and conditions hereof, be subordinated and subject in right of payment to the prior payment in full of BKC Senior Indebtedness, provided, however, that prior to the Petition Date, payments of interest in the ordinary course of business and payments of principal (including voluntary prepayments) may be made on account of the Senior Notes in accordance with the terms of the Indenture so long as no default shall have occurred and be continuing in the payment when due of any of the BKC Senior Indebtedness as to which the Trustee shall have received written notice from BKC, which notice shall be effective immediately upon receipt but shall expire and cease to be effective for purposes of this clause not later than 179 days thereafter. The Trustee will provide BKC notice of acceleration as a result of default in the Senior Notes.

         6. Insolvency Proceedings. In the event of any bankruptcy, insolvency, reorganization, receivership, composition, assignment for benefit of creditors, or other similar proceeding initiated by or against any Obligor or any dissolution or winding up or total or partial liquidation or reorganization of any Obligor, whether voluntary or involuntary (any of the events just described in respect of the Obligors being hereinafter referred to as a "Proceeding"), and upon payment or distribution of any assets of any Obligor in any Proceeding, all BKC Senior Indebtedness shall first be paid in full before the holders of the Senior Notes shall receive or retain any assets so paid or distributed in respect of any obligation of any Obligor with respect to the Senior Notes; and, in connection with any such Proceeding any payment or distribution of assets of any Obligor to which the holders of the

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Senior Notes would be entitled, except for the provisions hereof, shall be paid by the Obligor or by any receiver, trustee, assignee for benefit of creditors, agent or other person making such payments or distribution, or by the holders of the Senior Notes or the Trustee if received by them, to the then holder of BKC Senior Indebtedness to the extent necessary to pay all BKC Senior Indebtedness in full (after giving effect to any concurrent payment or distribution to or for the account of the holders of BKC Senior Indebtedness or their representatives) before any payment or distribution is made on the Senior Notes.

         7. Intentionally Omitted.

         8. No Waiver. No right of any present or future holder of, or trustee for, any BKC Senior Indebtedness to enforce the subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Obligor with the terms, provisions, and covenants hereof, regardless of any knowledge thereof any such holder may have or with which any such holder may otherwise be charged.

         9. Choice of Law; Jurisdiction and Venue. This Intercreditor Agreement shall be governed by and construed in accordance with the laws of the State of Florida. The parties hereto acknowledge and agree that the United States District Court for the Southern District of Florida, or if such court lacks jurisdiction, the 11th Judicial Court (or its successor) in and for Dade County, Florida, shall be the venue and exclusive proper forum in which to adjudicate any case or controversy arising, either directly or indirectly, under or in connection with this Agreement, the BKC Agreements, or related documentation and any other agreement between BKC and any party hereto, and the parties further agree that, in the event of litigation arising out of or in connection with this Intercreditor Agreement, the BKC Agreements, or related documentation or any other agreement between BKC and any party hereto in these courts, they will not contest or challenge the jurisdiction or venue of these courts.

         10. Counterparts. The parties may sign any number of copies of this Intercreditor Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.

         11. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

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         IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor
Agreement to be duly executed and attested, all as of the date first above written.


Dated:
      ----------------------------

                                            AMERIKING, INC.


                                            -------------------------------
                                            By:
                                            Title:

Attest:


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Name:
Title:


                                            BURGER KING CORPORATION


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                                            By:
                                            Title:


Attest:


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Name:
Title:


                                            AmeriKing Virginia Corporation I


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Attest:


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Name:
Title:


                                            AmeriKing Colorado Corporation I


                                            --------------------------------

Attest:


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Name:
Title:



                                            AmeriKing Illinois Corporation I


                                            --------------------------------

Attest:


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Name:
Title:



                                            AmeriKing Tennessee Corporation I


                                            --------------------------------


Attest:

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----------------------------------
Name:
Title:


                                            AmeriKing Cincinnati Corporation I


                                            ---------------------------------


Attest:


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Name:
Title:


                                            ---------------------------------
                                            Lawrence E. Jaro


Attest:


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Name:
Title:


                                            ---------------------------------
                                            William Osborn


Attest:


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Name:
Title:

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                                            ---------------------------------
                                            Gary Hubert


Attest:


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Name:
Title:


                                            FLEET NATIONAL BANK, as Trustee


                                            By:
                                               ------------------------------
                                                Name:
                                                Title:


Attest:


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Name:
Title:

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